                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             --------------------


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  July 27, 1999


                            KERR-McGEE CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                           1-3939                       73-0311467
  ------------------------           -----------------------        ----------------------
(State or other jurisdiction of      (Commission File Number)          (I.R.S. Employer
       Incorporation)                                               Identification Number)



               Kerr-McGee Center, Oklahoma City, Oklahoma 73125
--------------------------------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


                                 (405) 270-2731
--------------------------------------------------------------------------------
             (Registrant=s telephone number, including area code)

Item 5.

     On July 27, 1999, Kerr-McGee Corporation (the "Company") announced the offering of five-year notes in the form of Debt Exchangeable for Common Stock(SM) (DECS(SM)) exchangeable at maturity on August 2, 2004 into shares of Devon Energy Corporation common stock, par value $.10, or, at the Company's option, an equivalent amount of cash.

     The Company has offered 8,655,652 DECS at an issue price of $33.1875 per DECS, for gross proceeds of $287,259,450 million. The coupon on the DECS is 5 1/2 percent, and the DECS are not callable prior to maturity.

     Salomon Smith Barney, Credit Suisse First Boston, ABN AMRO Rothschild, Lehman Brothers Inc. and Merrill Lynch & Co. are the underwriters for the offering. The DECS will be listed on the NYSE under the symbol "KMD". The Company has granted the underwriters an over-allotment option to purchase up to 1,298,348 million additional DECS at the issue price.

Item 7.  Exhibits

The following exhibits are filed as part of this report.

1.1* Underwriting Agreement, dated July 27, 1999, among the Company, the Devon Energy Corporation and Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, ABN AMRO Incorporated, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives for the Underwriters.

4.1* First Supplemental Indenture, dated as of May 7, 1996, between the Company and Citibank, N.A.

4.2*    Form of Second Supplemental Indenture, between the Company and Citibank,
        N.A.

4.3 Form of Exchangeable Note due 2004 (incorporated herein by reference from Exhibit 4.2).


*              Filed herewith.

                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              KERR-McGEE CORPORATION


                              By:     /s/ DEBORAH A. KITCHENS
                                     -----------------------------------------
                              Name:  Deborah A. Kitchens
                              Title: Vice President, Controller and Chief
                                     Accounting Officer

Dated: July 28, 1999

                                 EXHIBIT INDEX


Exhibits

1.1* Underwriting Agreement, dated July 27, 1999, among the Company, the Devon Energy Corporation and Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, ABN AMRO Incorporated, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives for the Underwriters.

4.1* First Supplemental Indenture, dated as of May 7, 1996 between the Company and Citibank, N.A.

4.2*  Form of Second Supplemental Indenture, between the Company and Citibank,
      N.A.

4.3 Form of Exchangeable Note due 2004 (incorporated herein by reference from Exhibit 4.2).

* Filed herewith.